UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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ZW DATA ACTION TECHNOLOGIES INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ZW DATA ACTION TECHNOLOGIES INC.
Room 1106, Xinghuo Keji Plaza, No. 2 Fengfu Road

Fengtai District

Beijing, PRC 100070

___________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on July 8, 2021

___________

TO THE STOCKHOLDERS OF ZW DATA ACTION TECHNOLOGIES INC.:

The Annual Meeting of the stockholders of ZW Data Action Technologies Inc., a Nevada corporation (the “Company”), will be held on July 8, 2021, at 10:00 a.m. local time, at Room 1106, Xinghuo Keji Plaza, No. 2 Fengfu Road, Fengtai District, Beijing, PRC 100070, for the following purposes:

1.	To elect five (5) directors (Proposal 1);
2.	To ratify the appointment of Centurion ZD CPA & Co., as the Company’s independent accountants, for the fiscal year ending December 31, 2021 (Proposal 2);
3.	To conduct an advisory vote to approve the compensation paid to the Company’s named executive officers, as disclosed under the caption Election of Directors – Executive Compensation (Proposal 3);
4.	To conduct an advisory vote on the frequency of advisory vote to approve executive compensation (Proposal 4);
5.	To amend the Company’s restated articles of incorporation, as amended, to increase the number of the Company’s authorized shares of common stock from 50,000,000 to 100,000,000 (Proposal 5); and
6.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment thereof.

A proxy statement, providing information, and a form of proxy to vote, with respect to the foregoing matters accompany this notice.

By Order of the Board of Directors,
/s/ Handong Cheng
Handong Cheng
Chairman of the Board, Chief Executive Officer and President

Dated: May 19, 2021

Important Notice Regarding Availability of Proxy Materials for the Stockholders Meeting
To Be Held on July 8, 2021.

The Proxy Statement and the Company’s annual report to Stockholders are available at the Company’s website, www.zdat.com.

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IMPORTANT

Whether or not you expect to attend the Annual Meeting, please complete, date, and sign the accompanying proxy, and return it promptly in the enclosed return envelope. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting, vote a subsequent proxy, or vote in person at the Annual Meeting.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors or with respect to Proposal 3, Proposal 4 and Proposal 5, unless you direct the nominee holder how to vote, by marking your proxy card.

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ZW DATA ACTION TECHNOLOGIES INC.

Room 1106, Xinghuo Keji Plaza, No. 2 Fengfu Road
Fengtai District, Beijing, PRC 100070

___________

PROXY STATEMENT
for
Annual Meeting of Stockholders
to be held on July 8, 2021

PROXY SOLICITATION

ZW Data Action Technologies Inc., a Nevada corporation (the “Company”) is soliciting proxies on behalf of the Board of Directors of the Company (the “Board”) in connection with the annual meeting of stockholders on July 8, 2021 and at any adjournment thereof. The Company will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy, and any additional material that may be furnished to stockholders. Proxies also may be solicited through the mails or direct communication with certain stockholders or their representatives by the Company’s officers, directors, or employees, who will receive no additional compensation therefor.

June      , 2021 is the approximate date on which this Proxy Statement and the accompanying form of proxy are first being sent to stockholders.

GENERAL INFORMATION ABOUT VOTING

Record Date, Outstanding Shares, and Voting Rights

As of May 18, 2021, the record date for the meeting, the Company had outstanding 31,304,915 shares of common stock, par value $0.001 per share (the “Common Stock”) being the class of stock entitled to vote at the meeting. Each share of Common Stock entitles its holder to one vote.

Procedures for Voting or Revoking Proxies

You may vote your proxy by completing, dating, signing, and mailing the accompanying form of proxy in the return envelope provided. The persons authorized by any of those means to vote your shares will vote them as you specify or, in absence of your specification, as stated on the form of proxy. Abstentions and broker non-votes represented by submitted proxies will be included in the calculation of the number of the shares present at the Annual Meeting for the purposes of determining a quorum. “Broker non-votes” means shares held of record by a broker that are not voted because the broker has not received voting instructions from the beneficial owner of the shares and either lacks or declines to exercise the authority to vote the shares in its discretion. You may revoke any proxy by notifying the Company in writing at the above address, ATTN: Secretary, or by voting a subsequent proxy or in person at the meeting.

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Proposal One. Directors are elected by a plurality, and the nominees who receive the most votes will be elected. Proposal One is considered a “non-routine” matter under NASDAQ Stock Market (“NASDAQ”) rules, and, accordingly, brokerage firms and nominees do not have the authority to vote their clients’ unvoted shares on Proposal One or to vote their clients’ shares if the clients have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote on Proposal One.

Proposal Two. To be approved, the ratification of Centurion ZD CPA & Co. as the Company’s independent accountants must receive the affirmative vote of the majority of the shares of Common Stock present in person or by proxy and cast at the Annual Meeting. Proposal Two is considered a “routine” matter under NASDAQ rules, and, accordingly, brokerage firms and nominees have the authority to vote their clients’ unvoted shares on Proposal Two as well as to vote their clients’ shares where the clients have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote on Proposal Two.

Proposal Three. To be approved, the proposal regarding the Company's executive compensation for the fiscal year ended December 31, 2020 must receive the affirmative vote of the majority of the shares of Common Stock present in person or by proxy and cast at the Annual Meeting. Proposal Three is considered a "non-routine" matter under NASDAQ rules, and, accordingly, brokerage firms and nominees do not have the authority to vote their clients' unvoted shares on Proposal Three or to vote their clients' shares if the clients have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote on Proposal Three. The vote on Proposal Three is advisory and therefore not binding on the Company, the Compensation Committee or the Board of Directors. Although non-binding, the Board of Directors values the opinions that the stockholders express in their votes, and the votes will provide information to the Compensation Committee regarding investor sentiment about the Company's executive compensation philosophy, policies and practices, which the Compensation Committee will be able to consider when determining executive compensation in the future.

 Proposal Four.  The proposal regarding the determination of the frequency of the advisory vote on the Company's executive compensation must receive the affirmative vote of the majority of the shares of Common Stock present in person or by proxy and cast at the Annual Meeting. Stockholders are not voting to approve or disapprove the recommendation of the Board of Directors. Instead, stockholders are selecting one of the frequency alternatives (every year, every two years or every three years or abstaining). Proposal Four is considered a "non-routine" matter under NASDAQ rules, and, accordingly, brokerage firms and nominees do not have the authority to vote their clients' unvoted shares on Proposal Four or to vote their clients' shares if the clients have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote on Proposal Four. With respect to this item, if none of the frequency alternatives (every year, every two years or every three years) receives a majority of the votes cast, the Company will consider the frequency that receives the highest number of votes by stockholders to be the frequency that has been selected by the stockholders. This vote is advisory and therefore not binding on the Company, the Compensation Committee or the Board of Directors. Although the vote is non-binding, the Board of Directors values the opinions that the stockholders express in their votes and will take into account the outcome of the vote when considering how frequently the Company should conduct a vote on its executive compensation going forward. However, because this vote is advisory and not binding on the Company or the Board of Directors, the Board of Directors may decide that it is in the Company's and the stockholders' best interests to hold a vote on the Company's executive compensation more or less frequently than the option that receives the most votes from the stockholders.

Proposal Five. To be approved, the proposal regarding the Company's proposed increase in number of the Company's authorized shares of Common Stock must receive the affirmative vote of the majority of issued and outstanding shares of Common Stock. Proposal Five is considered a "non-routine" matter under NASDAQ rules, and, accordingly, brokerage firms and nominees do not have the authority to vote their clients' unvoted shares on Proposal Five or to vote their clients' shares if the clients have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote on Proposal Five.

Attending the Meeting

You may obtain directions to the meeting at www.zdat.com or by writing to the Company at the above address, ATTN: Secretary. If you attend the meeting, you may vote there in person, regardless of whether you have voted by any of the other means mentioned in the preceding paragraph.

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SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of Common Stock, as of the record date of the meeting, by each of the Company’s directors and executive officers; all executive officers and directors as a group, and each person known to the Company to own beneficially more than 5% of Company’s Common Stock. Except as otherwise noted, the persons identified have sole voting and investment powers with respect to their shares.

	Common Stock
Name of Beneficial Owner (1)	Number of Shares	Percent of Class (2)
Handong Cheng (3)(5)	4,559,400	14.55%
Mark Li (6)	221,542	*
Chi Wa Chiu	-	-
George Kai Chu (7)	887,821	2.84%
Zhiqing Chen (8)	70,000	*
Chang Qiu (9)	120,000	*
Pau Chung Ho	-	-
All Directors and Executive Officers as a Group (7 persons)	5,858,763	18.70%
Rise King Investments Limited (3)(4)	2,941,976	9.40%
Zhige Zhang (3)(10)	2,971,876	9.49%
Xuanfu Liu (3)(11)	2,991,976	9.56%

__________

* Less than one percent.

(1) The address of each director and executive officer is c/o ZW Data Action Technologies Inc., Room 1106, Xinghuo Keji Plaza, No. 2 Fengfu Road, Fengtai District, Beijing PRC 100070.

(2) Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to securities anticipated to be exercisable or convertible at or within 60 days of May 18, 2021, are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. The indication herein that shares are anticipated to be beneficially owned is not an admission on the part of the listed stockholder that he, she or it is or will be a direct or indirect beneficial owner of those shares.

(3) Rise King Investments Limited (“Rise King”) is collectively owned by Handong Cheng, Xuanfu Liu and Zhige Zhang. As a result, Mr. Cheng, Mr. Liu and Mr. Zhang may be deemed to be beneficial owners of the shares of Common Stock held by Rise King. Each of Mr. Cheng, Mr. Liu and Mr. Zhang disclaim such beneficial ownership, and nothing herein shall be deemed to be an admission that Mr. Cheng, Mr. Liu or Mr. Zhang is the beneficial owner of any such shares for any purpose. Information regarding this beneficial owner is furnished in reliance upon the Form 4, dated August 18, 2015.

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(4) The business address of Rise King Investments Limited is P.O. Box 957, Offshore Incorporations Center, Road Town, Tortola, British Virgin Islands. Information regarding this beneficial owner is furnished in reliance upon the Schedule 13D, dated July 6, 2009.

(5) Consists of (i) 2,941,976 shares of Common Stock owned by Rise King and which are deemed to be beneficially owned by Mr. Cheng; (ii) 1,593,488 shares of Common Stock owned directly by Mr. Cheng; and (iii) options to purchase up to 23,936 shares of Common Stock that are exercisable within 60 days from May 18, 2021.

(6) Consists of 221,542 shares of Common Stock.

(7) Consists of (i) 884,725 shares of Common Stock and (ii) options to purchase up to 3,096 shares of Common Stock that are exercisable within 60 days from May 18, 2021.

(8) Consists of 70,000 shares of Common Stock.

(9) Consists of 120,000 shares of Common Stock.

(10) Consists of (i) 2,941,976 shares of Common Stock beneficially owned by Rise King and which are deemed to be beneficially owned by Mr. Zhang; (ii) 23,300 shares of Common Stock owned directly by Mr. Zhang; and (iii) options to purchase up to 6,600 shares of Common Stock that are exercisable within 60 days from May 18, 2021.

(11) Consists of (i) 2,941,976 shares of Common Stock beneficially owned by Rise King and which are deemed to be beneficially owned by Mr. Liu; and (ii) 50,000 shares of Common Stock owned directly by Mr. Liu.

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PROPOSAL 1

ELECTION OF DIRECTORS

Nominees of the Board of Directors

The Board, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated the persons identified below for election as directors, to serve until the next annual meeting and until their successors have been elected and qualified, unless such directors resign or are terminated prior thereto. If any nominee becomes unavailable for election, which is not expected, the persons named in the accompanying proxy intend to vote for any substitute whom the Board nominates.

Name	Age	Other positions with Company; other directorships held In last five years	Has served as Company director since
Handong Cheng	50	Chairman of the Board, Chief Executive Officer and President	September 2007
George Kai Chu	45	Director	June 2015
Pau Chung Ho	62	Independent Non-Executive Director	August 2019
Zhiqing Chen	48	Independent Non-Executive Director	November 2009
Chang Qiu	57	Independent Non-Executive Director	December 2014

The business experience during the last five years of each of these individuals is as follows:

Handong Cheng, Chairman of the Board, Chief Executive Officer and President. Mr. Cheng has served as Chief Executive Officer of our company since September 2007. Prior to that role, from October 2003 to September 2007, Mr. Cheng acted as President of ChinaNet Online Advertising Limited. Mr. Cheng holds an EMBA degree from Guanghua School of Management at the Peking University, and a degree in economic law from the College of Law of Wuhan University.

George Kai Chu, Director. Mr. Chu had been our Chief Operating Officer and Secretary from May 2010 to August 2020. From December 2007 to May 2010, Mr. Chu served as the Special Executive to the Chairman of Dachan Food (Asia) Ltd. in Beijing and also served at Dachan Food as the Head of the Beijing and Hebei Operations. From June 2007 to December 2007, Mr. Chu acted as Senior Business Advisor to the Chinese Aviation and Space Industry Development Association (CASIDA) in Taipei. From January 2005 to June 2007, Mr. Chu served as a Senior Vice President at the Royal Bank of Canada Financial Group, Asset Management in Vancouver, Toronto and New York. Mr. Chu has a joint major bachelor’s degree in accounting and management information systems from Simon Fraser University, an MBA degree from Harvard University and an EMBA degree from Guanghua School of Management at the Peking University.

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Pau Chung Ho, Director. Mr. Pau has served as an independent director of our company since August 2019. Prior to joining the Company, Mr. Pau served as the General Manager of The Regal Riverfront Hotel Jiangmen from April 2018 to June 2019. From February 2014 to June 2017, Mr. Pau served as the General Manager of The Holiday Inn Resort Chaohu, and from September 2011 to February 2014, Mr. Pau served as the General Manager of The Regal Poly Guiyang Hotel. Mr. Pau holds a Bachelors of Arts in Hospitality Management from the University of Birmingham, United Kingdom.

Zhiqing Chen, Director. Mr. Chen has been a partner at Chen & Partners Law Firm since July 2010. From January 2002 to June 2010, Mr. Chen was a partner at Jin Mao P.R.C. Lawyers in Shanghai, a law firm specializing in corporate law, including foreign investments and mergers and acquisitions. Mr. Chen’s clients include local PRC enterprises as well as international corporations. Prior to joining the Company, Mr. Chen served as a non-management director for Shanghai Fumai Investment Management Co., Ltd., Shanghai Zhijinwu Investment Management Co., Ltd, and Shanghai Merciful Groups Co., Ltd. Mr. Chen received a bachelor’s degree in international law from East China University and an EMBA degree from Guanghua School of Management at the Peking University.

Chang Qiu, Director. Mr. Qiu has served as the President and Chief Executive Officer of Forun Technologies Inc. since July 2018. From April 2007 to June 2018, he served as a Principal of Sansar Capital Management. From 2001 through March 2007, Mr. Qiu served as the Founder, Managing Director and Senior Equity Analyst of Forun Technologies Inc. Prior to that, Mr. Qiu worked at IBM and other organizations in business and research functions. Mr. Qiu received an MBA degree from Columbia Business School, a Ph.D. degree from Colorado School of Mines, and a bachelor’s degree from Wuhan University, China.

The business experience during at least the last five years of the Company’s executive officers not included above is as follows:

Mark Li, Chief Financial Officer, Treasurer and Secretary. Mr. Li has served as our Chief Financial Officer and Treasurer since July 2019 and as our Secretary since August 2020. Mr. Li has twenty years of experience working in financial roles. Prior to joining the Company, Mr. Li served as Chief Financial Officer for DMG Entertainment & Media, a global entertainment and media company with operations in North America and Asia. Prior to this role, Mr. Li served as Financial Director at China Digital Culture and in other senior financial management positions. Mr. Li holds a bachelor’s degree in Economics from Chongqing Institute of Industry Management and a master’s degree in Finance from Central University of Finance and Economics. Mr. Li is a member of both the China Institute of Certified Public Accounts (CICPA) and Association of Chartered Certified Accounts (ACCA).

Chi Wa Chiu (“Charles”), Chief Operating Officer. Mr. Chiu has served as our Chief Operating Officer since August 2020. Mr. Chiu has served as the Corporate Finance Partner of Whale Capital in Hong Kong since March 2019. Since October 2016, Mr. Chiu has acted as Managing Partner of Minghing Financial Group in Hong Kong. From April 2012 to September 2016, Mr. Chiu served as Chief Financial Officer and Treasurer in Wealth Leading Limited in Hong Kong. From August 2009 to April 2012, Mr. Chiu served as Assistant Vice President in Dah Sing Bank in Hong Kong. Mr. Chiu has a bachelor’s degree in business administration from The Chinese University of Hong Kong, and is attending an Executive Master of Administration program jointly organized by Tsinghua University and INSEAD Business School. Mr. Chiu is also a Chartered Financial Analyst, Energy Risk Professional, Certified Management Accountant (Australia), Member of Institute of Public Accountants (Australia) and Member of Institute of Financial Accountant (United Kingdom).

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No director or executive officer is related to any other director or executive officer.

The Board has determined that Zhiqing Chen, Chang Qiu and Pau Chung Ho are “independent” under the current independence standards of Rule 5605(a)(2) of the Marketplace Rules of The NASDAQ Stock Market, LLC and meet the criteria set forth in Rule 10A(m)(3) under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Board Operations

Board Leadership Structure

Mr. Handong Cheng holds the positions of chief executive officer and chairman of the Board of the Company. The Board believes that Mr. Cheng’s services as both chief executive officer and chairman of the Board is in the best interest of the Company and its shareholders. Mr. Cheng possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company in its industries and businesses and is thus best positioned to develop agendas that ensure the Board’s time and attention are focused on the most critical matters relating to the business of the Company. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s shareholders, employees and customers.

The Board has not designated a lead director. Given the limited number of directors comprising the Board, the independent directors call and plan their executive sessions collaboratively and, between meetings of the Board, communicate with management and one another directly. Under these circumstances, the directors believe designating a lead director to take on responsibility for functions in which they all currently participate might detract from rather than enhance performance of their responsibilities as directors.

Director Qualifications

The Company seeks directors with established strong professional reputations and experience in areas relevant to the strategy and operations of its businesses. The Company also seeks directors who possess the qualities of integrity and candor, who have strong analytical skills and who are willing to engage management and each other in a constructive and collaborative fashion, in addition to the ability and commitment to devote time and energy to service on the Board and its committees. We believe that all of our directors meet the foregoing qualifications.

The Nominating and Corporate Governance Committee and the Board believe that the leadership skills and other experience of the Board members, as described below, provide the Company with a range of perspectives and judgment necessary to guide our strategies and monitor their execution.

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Handong Cheng. Mr. Cheng is the founder of the Company and has been serving the franchise and advertising media industries for more than fifteen years. In 2003, he participated in the establishment of Beijing CNET Online Advertising Co., Ltd. and Business Opportunity Online (Beijing) Networking Technology Ltd. (www.28.com), and engaged in operational, administration and management activities. Mr. Cheng has contributed to the Board’s strong leadership and vision for the development of the Company.

George Kai Chu. Mr. Chu had been our Chief Operating Officer and Secretary from May 2010 to August 2020. Mr. Chu has years of experience in capital markets, financial and business management.

Zhiqing Chen. Mr. Chen contributes to the Board extensive legal knowledge with respect to foreign investments and mergers and acquisitions. Mr. Chen also has experience working with PRC enterprises and international corporations.

Pau Chung Ho. Mr. Pau has extensive experience in operation management, business strategy development and corporate governance.

Chang Qiu. Mr. Qiu has extensive experience working with PRC enterprises and international corporations. Mr. Qiu contributes to the Board his knowledge with respect to foreign investments, business strategy and corporate finance.

Meetings of the Board of Directors

The Board held seven meetings during 2020. During 2020, no director attended fewer than 75% of the meetings of the Board and Board committees of which the director was a member.

The Company’s directors are expected to attend board meetings as frequently as necessary to properly discharge their responsibilities and to spend the time needed to prepare for each such meeting. The Company’s directors are expected to attend annual meetings of stockholders, but we do not have a formal policy requiring them to do so. All directors of ours attended the 2020 annual meeting of stockholders held on October 12, 2020.

Code of Ethics

The Company adopted a Code of Ethics applicable to its directors, officers and employees on December 21, 2009. The Code of Ethics is designed to deter wrongdoing and to promote ethical conduct and full, fair, accurate, timely and understandable reports that the Company files or submits to the Securities and Exchange Commission and others. A printed copy of the Code of Ethics may be obtained free of charge by writing to us at our headquarters located at Room 1106, Xinghuo Keji Plaza, No. 2 Fengfu Road, Fengtai District, Beijing, PRC 100070 or on our website, www.zdat.com.

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Board Committees

The Board has a standing audit, compensation, and nominating and corporate governance committee, comprised solely of independent directors. Each committee has a charter, which is available at the Company’s website, www.zdat.com.

Audit Committee

The Audit Committee, which is established in accordance with Section 3(a)(58)(A) of the Exchange Act, engages Company’s independent accountants, reviewing their independence and performance; reviews the Company’s accounting and financial reporting processes and the integrity of its financial statements; the audits of the Company’s financial statements and the appointment, compensation, qualifications, independence and performance of the Company’s independent auditors; the Company’s compliance with legal and regulatory requirements; and the performance of the Company’s internal audit function and internal control over financial reporting. The Audit Committee held four meetings during 2020.

The members of the Audit Committee are Chang Qiu, Zhiqing Chen and Pau Chung Ho. The Board has determined that Mr. Qiu is an audit committee financial expert, as defined in the Exchange Act.

Audit Committee Report

With respect to the audit of the Company’s financial statements for the year ended December 31, 2020, the Audit Committee:

•	reviewed and discussed the audited financial statements with management;

•	discussed with the Company’s independent accountants the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•	received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence.

Based upon the foregoing review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed on April 13, 2021.

Chang Qiu, Chair
Zhiqing Chen
Pau Chung Ho

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Compensation Committee

The Compensation Committee reviews annually the Company’s corporate goals and objectives relevant to the officers’ compensation, evaluates the officers’ performance in light of such goals and objectives, determines and approves the officers’ compensation level based on this evaluation; makes recommendations to the Board regarding approval, disapproval, modification, or termination of existing or proposed employee benefit plans, makes recommendations to the Board with respect to non-CEO and non-CFO compensation and administers the Company’s incentive-compensation plans and equity-based plans. The Compensation Committee has the authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion. The chief executive officer of the Company may not be present during voting or deliberations of the Compensation Committee with respect to his compensation. The Company’s executive officers do not play a role in suggesting their own salaries. Neither the Company nor the Compensation Committee has engaged any compensation consultant who has a role in determining or recommending the amount or form of executive or director compensation. The Compensation Committee held two meetings during 2020.

The members of the Compensation Committee are Zhiqing Chen, Chang Qiu and Pau Chung Ho.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee assists the Board in identifying qualified individuals to the Board as its nominees for election as directors, in determining the composition of the Board, and in assessing the Board’s effectiveness. The Nominating and Corporate Governance Committee did not hold any meeting during 2020.

The members of the Nominating and Corporate Governance Committee are Zhiqing Chen, Chang Qiu and Pau Chung Ho.

The Nominating and Corporate Governance Committee will consider director candidates recommended by security holders. Potential nominees to the Board are required to have such experience in business or financial matters as would make such nominee an asset to the Board and may, under certain circumstances, be required to be “independent”, as such term is defined under Rule 5605 of the listing standards of NASDAQ and applicable SEC regulations. Security holders wishing to submit the name of a person as a potential nominee to the Board must send the name, address, and a brief (no more than 500 words) biographical description of such potential nominee to the Nominating and Corporate Governance Committee at the following address: Nominating and Corporate Governance Committee of the Board of Directors, c/o ZW Data Action Technologies Inc., Room 1106, Xinghuo Keji Plaza, No. 2 Fengfu Road, Fengtai District, Beijing, PRC. Potential director nominees will be evaluated by personal interview, such interview to be conducted by one or more members of the Nominating and Corporate Governance Committee, and/or any other method the Nominating and Corporate Governance Committee deems appropriate, which may, but need not, include a questionnaire. The Nominating and Corporate Governance Committee may solicit or receive information concerning potential nominees from any source it deems appropriate. The Nominating and Corporate Governance Committee need not engage in an evaluation process unless (i) there is a vacancy on the Board, (ii) a director is not standing for re-election, or (iii) the Nominating and Corporate Governance Committee does not intend to recommend the nomination of a sitting director for re-election. A potential director nominee recommended by a security holder will not be evaluated differently from any other potential nominee. Although it has not done so in the past, the Nominating and Corporate Governance Committee may retain search firms to assist in identifying suitable director candidates.

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The Board does not have a formal policy on Board candidate qualifications. The Board may consider those factors it deems appropriate in evaluating director nominees made either by the Board or stockholders, including judgment, skill, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other Board members, and specialized knowledge or experience. Depending upon the current needs of the Board, certain factors may be weighed more or less heavily. In considering candidates for the Board, the directors evaluate the entirety of each candidate’s credentials and do not have any specific minimum qualifications that must be met. “Diversity,” as such, is not a criterion that the Committee considers. The directors will consider candidates from any reasonable source, including current Board members, stockholders, professional search firms or other persons. The directors will not evaluate candidates differently based on who has made the recommendation.

Stockholder Communications

Stockholders can mail communications to the Board, c/o Secretary, ZW Data Action Technologies Inc., Room 1106, Xinghuo Keji Plaza, No. 2 Fengfu Road, Fengtai District, Beijing, PRC, who will forward the correspondence to each addressee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Company’s directors and executive officers and any beneficial owner of more than 10% of any class of Company equity security to file reports of ownership and changes in ownership with the Securities and Exchange Commission and furnish copies of the reports to Company. Based solely on the Company’s review of copies of such forms and written representations by Company’s executive officers and directors received by it, the Company believes that during 2020, all such reports were filed timely.

Executive Compensation

Our Board of Directors has not adopted or established a formal policy or procedure for determining the amount of compensation paid to our executive officers. No pre-established, objective performance goals or metrics have been used by the Board of Directors in determining the compensation of our executive officers.

Elements of Compensation

Our executive officers receive a base salary to compensate them for services rendered during the year. In additional to their base salary, we also provide equity incentives to attract and retain executive talent for the Company’s continued success.

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Base Salary and Bonus. The value of base salary and bonus for each our executive reflects his skill set and the market value of that skill set in the sole discretion of the Board of Director.

Equity Incentives. The ZW Data Action Technologies Inc. (f/k/a, ChinaNet Online Holdings, Inc.) 2020 Omnibus Equity Incentive Plan (the “2020 Plan”) provides for the granting of distribution equivalent rights, incentive stock options, non-qualified stock options, performance share awards, performance unit awards, restricted stock awards, restricted stock unit awards, stock appreciation rights, tandem stock appreciation rights, unrestricted stock awards or any combination of the foregoing, as may be best suited to the circumstances of the particular employee, director or consultant as provided therein (the “Awards”). Certain Awards are intended to qualify as “incentive stock options” within the meaning of the Internal Revenue Code (the “Code”). The 2020 Plan was approved by our stockholders on October 12, 2020.

Retirement Benefits. Our executive officers are not presently entitled to company-sponsored retirement benefits.

Perquisites. We have not provided our executive officers with any material perquisites and other personal benefits and, therefore, we do not view perquisites as a significant or necessary element of our executive’s compensation.

Deferred Compensation. We do not provide our executives the opportunity to defer receipt of annual compensation.

Summary Compensation Table

The following table sets forth information regarding compensation of the named executive officers for each of the two fiscal years in the period ended December 31, 2020.

SUMMARY COMPENSATION OF NAMED EXECUTIVE OFFICERS

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (3)	Option Awards ($)	Total
Handong Cheng (Principal Executive Officer)	2020	2,870	95,132	-	98,002
	2019	7,347	-	-	7,347
Mark Li (Principal Financial Officer and Secretary) (1) (2)	2020	68,752	261,420	-	330,172
	2019	35,697	-	-	35,697
Zhige Zhang (Former Chief Financial Officer) (1)	2020	-	-	-	-
	2019	8,176	-	-	8,176
George Kai Chu (Former Chief Operating Officer and Secretary) (2)	2020	-	88,200	-	88,200
	2019	6,045	-	-	6,045

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(1) On July 8, 2019, Zhige Zhang resigned as our Chief Financial Officer. On that same date, Mark Li was appointed as our new Chief Financial Officer.

(2) On August 7, 2020, George Kai Chu resigned as our Chief Operating Officer and Secretary. On that same date, Chi Wa Chiu was appointed as our new Chief Operating Officer and Mark Li was appointed as our new Secretary.

(3) The aggregate grant date fair value of the restricted stock awarded to each named executive officer is computed in accordance with FASB ASC Topic 718.

Our executive officers are reimbursed by us for any out-of-pocket expenses incurred in connection with activities conducted on our behalf. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of such expenses by anyone other than our Board, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

Employment Agreements

We enter into a standard employment contract with our executive officers for a set period of years. According to the contracts, these executive officers will devote substantially all of his/her time to the service of our company and may not compete directly or indirectly with us. These executive officers also agreed that in the event that his/her employment with us is terminated, for a period of two year following the date of his/her termination of employment, he/she will not contact, for any commercial purpose, or provide to a third party, information about clients or entities with which we were acquainted during the term of his employment with us. Subject to certain exceptions, either party may terminate the employment agreement upon 30 days prior written notice.

We do not have change-in-control agreements with any of our directors or executive officers, and we are not obligated to pay severance or other enhanced benefits to executive officers upon termination of their employment.

Outstanding Equity Awards

The following table lists the outstanding equity incentive awards held by the named executive officers as of the fiscal year ended December 31, 2020:

OUTSTANDING EQUITY AWARDS AT FISCAL 2020 YEAR END

OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Handong Cheng (Chief Executive Officer)	23,936	–	–	3.00	November 29, 2021	–	–	–	–

Mark Li (Chief Financial Officer and Secretary)	–	–	–	–		–	–	–	–

Zhige Zhang (Former Chief Financial Officer)	6,600	–	–	3.00	November 29, 2021	–	–	–	–

George Kai Chu (Former Chief Operating Officer and Secretary)	3,096	–	–	3.00	November 29, 2021	–	–	–	–

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 Compensation of Directors

The following table sets forth information regarding compensation of each director, other than named executive officers, for fiscal 2020.

FISCAL 2020 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Zhiqing Chen	6,000	-		-	-	-	6,000

Chang Qiu	6,000	33,300		-	-	-	39,300

Pau Chung Ho	30,968	-		-	-	-	30,968

(1) The aggregate grant date fair value of the restricted stock awarded to each named executive officer is computed in accordance with FASB ASC Topic 718.

Certain Relationships and Related Transactions

It is our policy to not enter any transaction (other than compensation arrangements in the ordinary course) with any director, executive officer, employee, or principal stockholder or party related to them, unless authorized by a majority of the directors having no interest in the transaction, upon a favorable recommendation by the Audit Committee (or a majority of its disinterested members).

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors, unless you direct the holder how to vote, by marking your proxy card.

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PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit Committee has appointed Centurion ZD CPA & Co. as independent accountants for fiscal 2021. Representatives of Centurion ZD CPA & Co. are expected to be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement, if they so desire.

In the event the stockholders fail to ratify the selection of Centurion ZD CPA & Co., the Audit Committee will reconsider whether to retain the firm. Even if the selection is ratified, the Audit Committee and the Board, in their discretion, may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders

Services and Fees of Independent Accountants

The following table sets forth the aggregate fees billed to us by categories specified below in connection with certain professional services rendered by Centurion ZD CPA & Co. (“CZD”), our independent registered public accounting firm, whom we engaged on October 7, 2019 and by Marcum Bernstein & Pinchuk LLP (“MarcumBP”) our former independent registered public accounting firm, we dismissed on the same date as we engaged CZD.

Fees	2020		2019
Audit Fees	$245,612		$257,550
Audit Related Fees	–		–
Tax Fees	–		–
All Other Fees	–		–
Total	$245,612	*	$257,550*

* including approximately $0.23 million and $0.17 million fees billed by CZD for the years ended December 31, 2020 and 2019, respectively; and $0.02 million and $0.09 million fees billed by MarcumBP for the years ended December 31, 2020 and 2019, respectively.

Audit Fees

This category includes aggregate fees billed by our independent auditors for the audit of our annual financial statements, review of financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the auditor in connection with statutory and regulatory filings for those fiscal years.

Audit-Related Fees

This category consists of services by our independent auditors that, including accounting consultations on transaction related matters, are reasonably related to the performance of the audit or review of our financial statements and are not reported above under Audit Fees.

Tax Fees

This category consists of professional services rendered for tax compliance and preparation of our corporate tax returns and other tax advice.

All Other Fees

This category consists of professional services rendered for products and services provided, other than the services reported above under Audit Fees, Audit- Related Fees and Tax Fees.

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Pre-Approval of Services

The Audit Committee must pre-approve all audit, review, attest and permissible non-audit services (including any permissible internal control-related services) to be provided to the company or its subsidiaries by the independent auditors. The Audit Committee may establish pre-approval policies and procedures in compliance with applicable SEC rules. All services described under the caption Services and Fees of Independent Accountants were pre-approved.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS.

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PROPOSAL 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Pursuant to Securities Exchange Act Section 14A, we are submitting to stockholders an advisory vote to approve the compensation paid to the Company’s named executive offices, as disclosed under the caption Election of Directors—Executive Compensation, pursuant to Item 402 (m) through (q) of Regulation S-K, compensation tables, and narrative discussion.

The advisory vote is not binding on the Company, the Board of Directors, or management; if executive compensation is not approved by a majority of the votes cast, the Compensation Committee will take account of this fact when considering executive compensation for future years.

The Company intends to submit to stockholders an advisory vote to approve executive compensation every two years. The Company plans to submit the next vote at the second annual meeting succeeding this year’s Annual Meeting.

A majority of votes cast is required for advisory approval of executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING ADVISORY RESOLUTION:

RESOLVED, that the compensation paid to Company’s named executive offices, as disclosed under the caption Election of Directors—Executive Compensation, pursuant to Item 402 (m) through (q) of Regulation S-K, compensation tables, and narrative discussion, be, and hereby is, approved.

PLEASE NOTE:  If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card or by following the instructions on the proxy card to vote.

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PROPOSAL 4

ADVISORY VOTE REGARDING FREQUENCY OF ADVISORY VOTES

TO APPROVE EXECUTIVE COMPENSATION

As required by Securities Exchange Act Section 14A, we are submitting to stockholders an advisory vote regarding whether advisory votes to approve executive compensation should be submitted to stockholders every year or every two or three years.

The advisory vote will be determined by a majority of votes cast.  The advisory vote is not binding on the Company, the Board of Directors, or management.  If none of the frequency alternatives receives a majority of the votes cast, the Company will consider the frequency that receives the highest number of votes by stockholders to be the frequency that has been selected by the stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING ADVISORY RESOLUTION:

RESOLVED, that an advisory vote to approve executive compensation be submitted to stockholders every two years.

PLEASE NOTE:  If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card or by following the instructions on the proxy card to vote.

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PROPOSAL 5

APPROVAL OF THE INCREASE IN NUMBER OF
AUTHORIZED SHARES OF COMMON STOCK

General

The Board has approved an amendment, or the Authorized Shares Amendment, to the Company’s Articles of Incorporation, as amended, or the Articles of Incorporation, to increase the number of authorized shares of Common Stock, par value $0.001 per share, from 50,000,000 to 100,000,000. The Authorized Shares Amendment will not change the number of authorized shares of preferred stock, which currently consists of 20,000,000 shares of preferred stock, par value $0.001 per share.

The additional shares of Common Stock authorized for issuance by the Authorized Shares Amendment would be a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the Common Stock presently issued and outstanding. The full text of the proposed Authorized Shares Amendment is attached to this Proxy Statement as Appendix A. However, the text of the Authorized Shares Amendment is subject to revision to include such changes as may be required by the Secretary of State of the State of Nevada and as deemed necessary and advisable to effect the Authorized Shares Amendment.

Provided the stockholders approve the Authorized Shares Amendment, the increased number of shares would be authorized for issuance, but would remain unissued until a Board-approved issuance of such shares.

Adoption of the Authorized Shares Amendment would not affect the rights of the holders of currently outstanding Common Stock, except for effects incidental to increasing the number of shares of our Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock, to the extent that any additional shares of Common Stock are ultimately issued out of the increase in authorized shares proposed in the Authorized Shares Amendment.

If the proposed Authorized Shares Amendment is approved by the requisite vote of the stockholders, it will become effective upon the filing of a Certificate of Amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada. The Board reserves its right to elect not to proceed with and abandon the Authorized Shares Amendment if it determines, in its sole discretion at any time, that this proposal is no longer in the best interests of our stockholders.

If we fail to obtain stockholder approval of this proposal at the Annual Shareholder Meeting, we intend to continue to seek to obtain stockholder approval at each subsequent annual meeting of stockholders and/or special meetings of stockholders until such approval has been obtained and we will incur the costs associated therewith.

Background; Purposes and Effects of the Authorized Shares Amendment

The Board believes it is in the best interest of the Company to increase the number of authorized shares of our capital stock in order to give the Company greater flexibility in considering and planning for future general corporate needs, including, but not limited to, stock dividends, grants under equity compensation plans, stock splits, financings, potential strategic transactions, as well as other general corporate transactions. The Board believes that additional authorized shares of capital stock will enable the Company to take timely advantage of market conditions and favorable financing and acquisition opportunities that become available to the Company.

The Company has no current plan, commitment, arrangement, understanding or agreement regarding the issuance of additional shares of capital stock from the additional shares to be authorized herein. The authorized but unissued shares will only be issued at the direction of the Board, and upon separate shareholder approval if and as required by applicable law.

There are currently 50,000,000 authorized shares of Common Stock.  As of the Record Date, there were, (i) 31,304,915 shares of our Common Stock issued and outstanding; (ii) 5,130,705 shares of our Common Stock reserved for issuance upon the exercise of our warrants to purchase our Common Stock; (iii) 277,976 shares of our Common Stock reserved for issuance upon the exercise of options to purchase our Common Stock; (iv) 4,970,000 shares of our Common Stock reserved for issuance under our 2020 Omnibus Equity Incentive Plan, leaving a balance of 8,316,404 shares of our Common Stock available for issuance. In addition, no shares of our preferred stock are issued and outstanding leaving a balance of 20,000,000 shares that are authorized but unissued. There are currently no shares of our preferred stock reserved for issuance.

If our stockholders do not approve the Authorized Shares Amendment in this Proposal 5, we may not have enough authorized shares to meet our needs in connection with future financings or strategic transactions and properly incentivizing our key personnel.  The Board is recommending the proposed increase in the authorized number of shares of Common Stock to provide the Company with appropriate flexibility to issue additional shares in the future on a timely basis if such need arises in connection with potential financings, business combinations or other corporate purposes. Approval of the Authorized Shares Amendment could enable the Company to take advantage of market conditions, the availability of more favorable financing, and opportunities for business combinations and other strategic transactions, without the potential delay and expense associated with convening a special stockholders’ meeting.

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Our success also depends in part on our continued ability to attract, retain and motivate highly qualified management and key personnel. If this proposal is not approved by our stockholders, the lack of unissued and unreserved authorized shares of Common Stock to provide future equity incentive opportunities could adversely impact our ability to achieve these goals. In short, if our stockholders do not approve this proposal, we may not be able to access the capital markets, complete corporate collaborations or partnerships, attract, retain and motivate employees, and pursue other business opportunities integral to our growth and success.

The proposed increase in the number of authorized shares of Common Stock will not, by itself, have an immediate dilutive effect on our current stockholders. However, if this proposal is approved, unless otherwise required by applicable law or stock exchange rules, the Board will be able to issue the additional shares of Common Stock from time to time in its discretion without further action or authorization by the stockholders. The newly authorized shares of Common Stock would be issuable for any proper corporate purpose, including capital raising transactions of equity or convertible debt securities, the establishment of collaborations or other strategic agreements, stock splits, stock dividends, issuance under current or future equity incentive plans, future acquisitions, investment opportunities, or for other corporate purposes. The future issuance of additional shares of Common Stock or securities convertible into our Common Stock may occur at times or under circumstances that could result in a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of the present holders of our Common Stock, some of whom have preemptive rights to subscribe for additional shares that we may issue.

Potential Anti-Takeover Effect

An increase in the number of authorized but unissued shares of Common Stock relative to the number of outstanding shares of Common Stock may also, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the Authorized Shares Amendment might be to render more difficult or to discourage a merger, tender offer, proxy contest or change in control of us and the removal of management, which stockholders might otherwise deem favorable. For example, the authority of the Board to issue Common Stock might be used to create voting impediments or to frustrate an attempt by another person or entity to effect a takeover or otherwise gain control of us because the issuance of additional Common Stock would dilute the voting power of the Common Stock then outstanding. Our Common Stock could also be issued to purchasers who would support the Board in opposing a takeover bid which our board determines not to be in our best interests and those of our stockholders. In addition to the Authorized Shares Amendment, the Company’s Articles of Incorporation and Bylaws also include other provisions that may have an anti-takeover effect. These provisions, among other things, permit the Board to issue preferred stock with rights senior to those of the Common Stock without any further vote or action by the stockholders, provide that special meetings of stockholders may only be called by the Board and some of our officers, and do not provide for cumulative voting rights, which could make it more difficult for stockholders to effect certain corporation actions and may delay or discourage a change in control. The Board is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company and the Authorized Shares Amendment is not part of any plan by the Board to recommend or implement a series of anti-takeover measures.

Appraisal Rights

Pursuant to the Nevada Revised Statutes, shareholders are not entitled to appraisal rights with respect to the Authorized Shares Amendment.

Vote Required

Approval of Proposal 5 requires “For” votes of a majority of the outstanding shares of our Common Stock. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the same effect as a negative vote. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares. Broker non-votes will have the same effect as a negative vote. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.

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THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK PROPOSAL.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card or by following the instructions on the proxy card to vote.

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OTHER INFORMATION

The Company’s 2020 annual report on Form 10-K, excluding exhibits, will be mailed without charge to any stockholder entitled to vote at the meeting, upon written request to Mr. Handong Cheng, Chief Executive Officer, ZW Data Action Technologies Inc., Room 1106, Xinghuo Keji Plaza, No. 2 Fengfu Road, Fengtai District, Beijing, PRC 100070, telephone number +86-10-6084-6616.

Important Notice Regarding Delivery of Stockholder Documents

If your shares are held in street name, your broker, bank, custodian, or other nominee holder may deliver only one copy of this proxy statement and the annual report to stockholders to multiple stockholders sharing an address, absent contrary instructions from one or more of the stockholders. The Company will deliver a separate copy of the proxy materials to a stockholder at a shared address to which a single copy was delivered, upon written or oral request, to Mr. Handong Cheng, Chief Executive Officer, ZW Data Action Technologies Inc., Room 1106, Xinghuo Keji Plaza, No. 2 Fengfu Road, Fengtai District, Beijing, PRC 100070, telephone number +86-10-6084-6616. Stockholders sharing an address and receiving multiple copies of the proxy materials who wish to receive a single copy should contact their broker, bank, custodian or other nominee holder.

Other Matters to Be Presented at the Annual Meeting

The Company is not aware any matter to be presented for action at the Annual Meeting, except as discussed in this proxy statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the Annual Meeting.

Stockholder Proposals for Next Annual Meeting

Stockholder proposals intended to be included in the proxy statement for the 2022 annual meeting must be received by the Company within a reasonable time before the Company prints and mails its proxy statement for the 2022 annual meeting, which is anticipated to occur on or about                , 2022.

By Order of the Board of Directors,
/s/ Handong Cheng
Handong Cheng
Chairman of the Board, Chief Executive Officer and President

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Appendix A

Form of the Authorized Shares Amendment

The proposed amendment (the “Authorized Shares Amendment”) would amend and restate Article Three of our Articles of Incorporation, as amended, to read in its entirety as follows:

ARTICLE 3 Authorized Capital Stock. The total number of shares of stock that the Corporation shall have authority to issue is 120,000,000, consisting of (i) 100,000,000 shares of Common Stock, par value $0.001 per share (the “Common Stock”) and (ii) 20,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY
FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
ZW DATA ACTION TECHNOLOGIES INC.
TO BE HELD ON JULY 8, 2021

Unless otherwise specified, this proxy will be voted FOR Proposals 1, 2, 3, 4 and 5. The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4 and 5.

1.	ELECTION OF DIRECTORS

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

1) Handong Cheng
2) George Kai Chu
3) Zhiqing Chen
4) Chang Qiu
5) Pau Chung Ho

INSTRUCTION: To withhold authority to vote for any nominee, write the nominee’s name in the space provided below.

2.	RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	TO CONDUCT AN ADVISORY VOTE TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS

☐	FOR	☐	AGAINST	☐	ABSTAIN

4.	TO CONDUCT AN ADVISORY VOTE ON THE FREQUENCY OF ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

☐	1 YEAR	☐	2 YEARS	☐	3 YEARS	☐	ABSTAIN

5.	APPROVAL OF THE INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

☐	FOR	☐	AGAINST	☐	ABSTAIN

Please sign exactly as your name appears below. When shares are held by joint tenants, each should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, or partner, please give full title as such.

Date: __________, 2021

Signature

Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

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ZW Data Action Technologies Inc.

Annual Meeting of Stockholders

July 8, 2021

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders

To Be Held on July 8, 2021

The undersigned, hereby appoints Handong Cheng, Chief Executive Officer, with full power of substitution, as proxy to represent and vote all shares of Common Stock, par value $0.001 per share, of ZW Data Action Technologies Inc. (the “Company”), which the undersigned will be entitled to vote if personally present at the Annual Meeting of the Stockholders of the Company to be held on July 8, 2021, at 10:00 a.m. local time the offices of Room 1106, Xinghuo Keji Plaza, No. 2 Fengfu Road, Fengtai District, Beijing, PRC 100070, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, a copy of which has been received by the undersigned. Materials are also available on www.zdat.com. Each share of Common Stock is entitled to one vote. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR the election of the listed nominees as directors, FOR the ratification of Centurion ZD CPA & Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2021, FOR the approval of the compensation paid to the Company’s named executive officers, 2 years on Proposal 4, and FOR the approval of the increase in number of authorized shares of Common Stock, in the case of other matters that legally come before the meeting, as said proxy(s) may deem advisable.

Please check here if you plan to attend the Annual Meeting of Stockholders on July 8, 2021 at 10:00 a.m. (Local Time). ☐

(Continued and to be signed on Reverse Side)

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